UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2018

SUPER MICRO COMPUTER, INC.
(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 7, 2018, Bank of America, N.A, issued an extension letter to Super Micro Computer, Inc., a Delaware corporation (the “Company”), in connection with that certain Loan and Security Agreement dated as of April 19, 2018 (as amended, restated, amended or restated, extended, supplemented, or otherwise modified from time to time, the “Loan Agreement”), by and among the Company, Super Micro Computer B.V., a private limited liability company formed under the laws of the Netherlands and registered with the Trade Register of the Dutch Chamber of Commerce under number 17102792 (together with the Company, individually, a “Borrower” and collectively, the “Borrowers”), the financial institutions party to the Loan Agreement from time to time as Lenders and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders.
The Extension Letter extends the delivery date of the Company’s Fiscal Year ending June 30, 2018 audited financial statements, the corresponding Compliance Certificate and copies of all management letters and other material reports submitted to Borrowers by its accountants in connection with such financial statements otherwise due under Sections 10.1.2(a), (d) and (e) of the Loan Agreement to January 31, 2019.
The foregoing description of the Extension Letter does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Extension Letter, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference. A copy of the Loan Agreement is filed herewith as Exhibit 10.2.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the Extension Letter as set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

10.1
Extension Letter, dated as of September 7, 2018, to that certain Loan and Security Agreement, dated as of April 19, 2018, by and among Super Micro Computer, Inc., Super Micro Computer B.V., the lenders parties thereto and Bank of America, N.A., as administrative agent.

10.2
Loan and Security Agreement, dated as of April 19, 2018, by and among Super Micro Computer, Inc., Super Micro Computer B.V., the lenders parties thereto and Bank of America, N.A., as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: September 12, 2018	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)